EXHIBIT (10)(b)(2)

                SPLIT DOLLAR INSURANCE AGREEMENT


      THIS  SPLIT DOLLAR INSURANCE AGREEMENT ("Agreement")  is

made as of March 1, 1994, by and between ALLTEL Corporation, a

Delaware  corporation  (the "Company"),  and  the  undersigned employee of the Company (the "Employee").

      In  consideration  of the services rendered  and  to  be

rendered  by  the  Employee  to the  Company  or  any  of  its

subsidiaries  or  affiliates (employment or  duties  with  the

Company shall include employment or duties with any subsidiary or  affiliate  of  the  Company) and of the  mutual  covenants contained herein, the parties hereto agree as follows:

      1. Purchase of Insurance. The Company shall maintain the life insurance policy or policies (individually, a "policy" and, collectively, the "policies") on the life of the Employee from the insurance company or companies (individually, an "Insurance Company" and, collectively, the "Insurance Companies") specified on the Policy Specification attached hereto as Exhibit A), shall pay all premiums on the policies when due, and shall be designated as sole owner of the policies subject to the conditions hereafter set forth.

     2. Payment of Proceeds. Upon the death of the Employee while this Agreement remains in effect, the proceeds of the policies shall be paid as follows:

           (a) To the Employee's beneficiary or beneficiaries designated in accordance with Paragraph 3, an amount calculated in the manner set forth on the schedule attached hereto as Exhibit B, for the Plan Year of the Employee's death.

          (b) To the Company, an amount equal to the balance, if any, of the proceeds of the policy, and of any additional insurance purchased in accordance with Paragraph 3, after payment of the applicable amount to the Employee's beneficiary or beneficiaries in accordance with clause (a) of this Paragraph 2.

      3. Rights Under Policy. Each and every right of ownership of each policy is reserved to the Company. Each policy shall provide that the dividends payable with respect to the policy may be applied as determined by the Company in its sole discretion. The Company shall be entitled to any premiums paid on the policies that are refunded by the Insurance Companies. The Company shall make no loan against the policies that would prevent payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2. Payment of the proceeds of the policies in accordance with the provisions of clause (a) of Paragraph 2 shall be made in accordance with the Employee's written designation of beneficiary or beneficiaries specified to the Company from time to time (which, as of the date hereof, are as set forth on the schedule attached hereto as Exhibit B).

      4. Liability of Insurance Company. In issuing any policy of insurance covered by this Agreement, an Insurance Company shall have no liability except as set forth in the policy. The Insurance Company shall not be bound to inquire into or take notice of any of the provisions of this Agreement as to the policy or as to the application of the proceeds of the policy. Rights under the policy may be exercised during the life of the Employee in accordance with the provisions of the policy. Upon the death of the Employee, the Insurance Company shall be discharged from all liability on payment of the proceeds in accordance with the policy provisions without regard to this Agreement or any amendment thereof.

     5.   Termination.

           (a) This Agreement may be terminated by either the Company or the Employee by written notice to the other specifying the effective date of termination.

          (b) This Agreement automatically shall terminate at the end of the first month in which:
           (1) the Company fails to make the premium payments required under Paragraph 1; or
           (2) the Employee's service with the Company is terminated for any reason other than death or total and permanent disability.

      6. Non-Payment of Benefits. If the Employee dies by suicide, while sane or insane, within two years after the date of issue or reissue of the policy, or if for any reason an Insurance Company does not pay benefits under the policy during the contestable period (not to exceed two years after the date of issue or reissue of the policy) because of fraud, misrepresentation, or other action by the Employee falling within the applicable provisions of the policy, the Company shall have no liability under this Agreement.

      7. Plan Year. For purposes of this Agreement, the first Plan year shall begin on the effective date of this Agreement and extend through the next
December 31. Each subsequent Plan year shall begin on January 1 of the succeeding year and end on December 31 of such year.

      8. Miscellaneous. Nothing contained in this Agreement shall be construed as giving the Employee the right to be retained in the service of the Company or shall in any way affect the right of the Company to control the Employee or to terminate the employment of the Employee at any time.

      9.    Amendment.   This Agreement may be  amended  by  a
writing signed by the Company and the Employee and attached hereto.

      10.   Notices.   Notices under this Agreement  shall  be
effective  if  delivered, in the case of the Company,  to  One
Allied  Drive,  Little  Rock,  Arkansas  72202,  attn:    Vice
President-
                               2

  Human Resources, and, in the case of the Employee, to the address set forth on the schedule attached hereto as Exhibit B. The Company and the Employee each may change the address to which notices should be sent by written notice to the other.

      11. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware.

       12. Effect on Prior Agreement. This Agreement supersedes the Split-Dollar Agreement, dated May 26, 1989 (the "Prior Agreement"), which related to The Cincinnati Life Insurance Company Policy No. U2321406 ($1,000,000 specified amount). The Prior Agreement is hereby terminated, and the provisions of this Agreement shall apply to the foregoing policy formerly covered by the Prior Agreement.

      IN WITNESS WHEREOF, the Company and the Employee have signed this Agreement, in the case of the Company, by its duly authorized officers, effective as of the date first above written.


                                   ALLTEL Corporation


                         By: /s/ Francis X. Frantz

                         Title: Senior Vice President


                                                     the "Company"





                                   /s/ M. Bobbitt
                                      Signature


                                Max E. Bobbitt
                           Name (Typed or Printed)


                                             the "Employee"
                                      3

                                                                      Exhibit A






Insurance Company      Policy No.      Specified Amount     Issue Date


The Penn Insurance     9-037-599          $250,000        February 22 1983
   and Annuity Company

The Cincinnati Life     U2321406         1,000,000         May 4, 1989
   Insurance Company
                               4

                                                                     Exhibit B


Proceeds Payable to the Employee's Beneficiary(ies)

       The amount of insurance proceeds payable to the Employee's beneficiary or beneficiaries under Paragraph 2(a) of this Agreement in the event of the Employee's death shall be determined as follows:

     "The Employee's annual earnings (as determined by the Company for purposes of calculating amounts payable under the Company's group life insurance plan), minus the sum of the amount paid under the Company's "basic" portion of its group life insurance plan and the total amount paid or that would be payable under the Company's "supplemental" portion of its group life insurance plan (assuming the Employee were a participant thereunder), excluding any amount paid or payable under any "accidental death" portion thereof."

Beneficiary(ies) of the Employee

      The beneficiary or beneficiaries of the Employee as designated by the Employee under Paragraph 3 of this Agreement are as follows:

               Patricia Holley Bobbitt



The Employee's Notice Address

      The address to which notices to the Employee under this Agreement should be sent is as follows:


                    Max E. Bobbitt

                    62 Carmel Drive

                    Little Rock, AR 72212